Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home 123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
New Century Warehouse Corporation		07-11043
	Reporting Period:	November 30, 2007

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.		Document Attached	Explaination Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1		X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1	a	X
Schedule of Professional Fees Paid	MOR-1	b	X
Copies of bank statements
Cash disbursements journals
Statement of Operations:	MOR-2		X
Balance Sheet:	MOR-3		X
Status of Postpetition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4		X
Listing of aged accounts payable	MOR-4		X
Accounts Receivable Reconciliation and Aging	MOR-5		X
Debtor Questionnaire	MOR-5		X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Jamie Lisac	January 15, 2008
Signature of Authorized Individual*	Date

Jamie Lisac	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

United States Bankruptcy Court

For the District of Delaware

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
New Century Warehouse Corporation		07-11043
	Reporting Period:	November 30, 2007

NOTES TO MONTHLY OPERATING REPORT

The Monthly Operating Report contains financial information that has been prepared by the Debtors’ management and has not been audited or reviewed by independent registered public accountants. Some of the financial information in the Monthly Operating Report is not presented in accordance with generally accepted accounting principles (“GAAP”) and may be subject to future reconciliation and adjustments. While management of the Debtors has made every effort to ensure that the Monthly Operating Report is accurate and complete based on information that was available at the time of preparation, inadvertent errors or omissions may exist and the subsequent receipt of information may result in material changes in the data contained in the Monthly Operating Report that would warrant amendment of same. The Debtors reserve the right to amend the Monthly Operating Report as necessary or appropriate and expect to do so as new or additional information becomes available.

The Debtors reserve the right to dispute, or to assert offsets or defenses to, any claim reflected on the Monthly Operating Report as to amount, liability or classification.

The Debtors utilize a consolidated cash management system whereby New Century Mortgage Corporation makes certain disbursements on behalf of other Debtors. The accompanying Schedule of Cash Receipts and Disbursements reflects the specific Debtor and Debtor’s account from which these disbursements occur. However, for the purposes of identifying disbursements used in calculating U.S. Trustee quarterly fees, these disbursements have been allocated to the beneficiary Debtor based upon the Operating Expenses contained in the Statement of Operations. These allocations are based upon the books and records maintained on a basis consistent with historical accounting practices, and are not intended to reflect a comprehensive allocation of overhead and operating expenses across Debtors and non-Debtor affiliates.

New Century Mortgage Corporation (“NCMC”) maintained and serviced loan portfolios owned by various institutions. At any given time, in the ordinary course of business, NCMC received and maintained documents and received and disbursed funds related to the loans that it serviced. In conjunction with its loan servicing, NCMC controlled and continues to maintain custodial bank accounts. Funds held in certain custodial bank accounts are not included in the Monthly Operating Report. NCMC reserves the right to dispute or challenge the ownership interest of assets held in the custodial bank accounts.

As provided by GAAP, the Debtors’ books, records and prior filings have characterized the loan repurchase agreements as secured financing arrangements, including the estimated total liability as a secured claim and the underlying mortgage loans and residual interests as assets of the Debtors. This treatment is also reflected in this Monthly Operating Report. The loan repurchase agreements, however, generally provide that the Debtors sold mortgage loans (or residual interests) to the counterparties subject to a right and obligation to repurchase these mortgage loans or residual interests at a subsequent date or upon the occurrence of certain events. The Debtors reserve all rights with respect to the loan repurchase agreements, including the proper characterization, the underlying assets and outstanding amounts.

As explained in a Current Report on Form 8-K filed by New Century Financial Corporation (a Debtor in this case and the ultimate parent of all of the Debtors) (“NCFC”) with the Securities and Exchange Commission (the “SEC”) on February 7, 2007, the previously filed consolidated interim financial statements of NCFC and its subsidiaries (including the Debtors) for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 (the “Interim Financial Statements”) should not be relied upon. As explained in a Current Report on Form 8-K filed by NCFC with the SEC on May 24, 2007, the previously filed consolidated annual financial statements of NCFC and its subsidiaries (including the Debtors) for its fiscal year ended December 31, 2005 (the “2005 Financial Statements”) should also not be relied upon. The information contained in the Monthly Operating Report is further qualified by these disclosures.

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
New Century Warehouse Corporation		07-11043
	Reporting Period:	November 30, 2007

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH					0
RECEIPTS
CASH SALES					0
ACCOUNTS RECEIVABLE					0
LOANS AND ADVANCES					0
SALE OF ASSETS		See Attached			0		See Attached
OTHER (ATTACH LIST)					0
TRANSFERS (FROM DIP ACCTS)					0
TRANSFERS FROM AFFILIATES/OTHERS					0
TOTAL RECEIPTS	0	0	0	0	0	0	0	0
DISBURSEMENTS
NET PAYROLL					0
PAYROLL TAXES					0
SALES, USE, & OTHER TAXES					0
INVENTORY PURCHASES					0
SECURED/ RENTAL/ LEASES					0
INSURANCE					0
ADMINISTRATIVE					0
SELLING					0
OTHER (ATTACH LIST)					0

OWNER DRAW *					0
TRANSFERS (TO DIP ACCTS)					0

PROFESSIONAL FEES					0
U.S. TRUSTEE QUARTERLY FEES					0
COURT COSTS					0
TOTAL DISBURSEMENTS	0	0	0	0	0	0	0	0

NET CASH FLOW	0	0	0	0	0	0	0	0
(RECEIPTS LESS DISBURSEMENTS)					0

CASH - END OF MONTH	0	0	0	0		0	0	0

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

The debtors have a centralized cash disbursement operation, and therefore the cash disbursements, other than payroll, are reported under the debtor that actually makes the cash disbursement. Amounts paid on behalf of other debtors are charged via the intercompany payable/receivable accounts.

MOR

(04/07)

Unrestricted Cash and Equivalents

New Century Mortgage Corporation

MOR1 Schedule

Case #07-10419

Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal@ 10/31/07	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal@ 11/30/07	Bank Bal @ 11/30/07
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110104017	Commerce Checking Account	2110104017	NCMC1011	(390.00)	0.00	0.00	0.00	(390.00)	0.00
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110104084	Insurance Claims	2110104084	NCMC1012	(239,878.76)	0.00	0.00	0.00	(239,878.76)	0.00
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930002776	Corporate QA Reverification Account	7930002776	NCMC1013	(225.00)	0.00	0.00	0.00	(225.00)	0.00
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110104009	Recording Fees Account	2110104009	NCMC1014	43,172.40	0.00	0.00	(14,322.50)	28,849.90	28,849.90
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110103983	Payroll Account	2110103983	NCMC1038	255,828.83	1,926.70	0.00	(244,716.88)	13,038.65	581,257.34
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110105706	C.N.A. L/C Collateral Account	2110105706	NCMC1042	142,800.00	184.46	0.00	0.00	142,984.46	142,984.46
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930004302	UB Investment Account	7930004302	NCMC1048	13,473,508.16	85,715.61	(10,533,388.16)	0.00	3,025,835.61	3,025,835.61
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930001273	ACE American L/C Collateral Account	7930001273, 2385	NCMC1049	1,265,886.84	0.00	0.00	0.00	1,265,886.84	1,265,886.84
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930001001	NCIS Insurance Premium	7930001001	NCMC1053	9,988.25	0.00	0.00	0.00	9,988.25	9,988.25
Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, DE 19890-0001	Wilmington Investment Account	082693-000	NCMC1054	52,315,797.87	179.702.10	(10,000,000.00)	0.00	42,495,499.97	42,491,155.80
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930004221	Asset Sales Escrow Account	7930004221	NCMC1057	1,423,930.20	171,431.00	0.00	0.00	1,595,361.20	1,690,676.36
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930000897	Manual Payroll Account	7930000897	NCMC1066	296,751.87	0.00	0.00	(191,816.47)	104,935.40	196,869.14
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110104025	Operating Account	2110104025	NCMC1068	1,549,305.89	1,526.688.90	21,006,701.18	(13,880,062.62)	10,202,633.35	10,293,469.61
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930003489	UB A-Paper Acct	7930003489	NCMC1070	172,115.04	0.00	0.00	(172,115.04)	0.00	0.00
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930003802	Corporation Travelers L/C account	7930003802	NCMC1071	578,301.88	576.96	0.00	0.00	578,878.84	578,878.84
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110108179	CBRE Facilities Account CB Richard Ellis - Agent	2110108179, 9081001845	NCMC1073	(1,016,310.31)	0.00	0.00	0.00	(1,016,310.31)	605,311.32
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110106052	Credit Report Fee Refund Account	2110106052	NCMC1074	(232,129.82)	0.00	0.00	0.00	(232,129.82)	0.00
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL TRANSACTION BANKING TRUST & SECURITIES SERVICES STRUCTURED FINANCE SERVICES 1761 EAST ST. ANDREW PLACE, SANTA ANA, CA 92705-4934 ACCOUNT #44286-400044286	CSFB Funding Haricut - HOME	4000044286	NCMC1097	2,426,889.08	0.00	0.00	0.00	2,426,889.08	462,884.30
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL TRANSACTION BANKING TRUST & SECURITIES SERVICES STRUCTURED FINANCE SERVICES 1761 EAST ST. ANDREW PLACE SANTA ANA, CA 92705-4934 ACCOUNT #042804	Barclay Funding Haircut	4000042804, 05	NCMC1096	473,108.57	0.00	0.00	0.00	473,108.57	473,108.58
Deutsche Bank Trust Company Americas C/O DB Services Tennessee, Inc Corporate Trust Operations P.O. Box 3050 Nashville, TN 37230 Account#4000034003, 04	Disbursement Account CDC **	4000034003, 04	NCMC1003	5,499.98	0.00	0.00	0.00	5,499.98	5,500.00

UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT#33986	Disbursement Account UBS **	4000033986	NCMC1004	(650,187.63)	0.00	0.00	0.00	(650,187.63)	0.00
Deutsche Bank Trust Company Americas C/O DB Services Tennessee, Inc Corporate Trust Operations P.O. Box 3050 Nashville, TN 37230 Account#4000033984	Disbursement Account B of A **	4000033984	NCMC1005	2,700,770.80	0.00	0.00	0.00	2,700,770.80	0.00
Deutsche Bank Trust Company Americas C/O DB Services Tennessee, Inc Corporate Trust Operations P.O. Box 3050 Nashville, TN 37230 Account#4000037419	Disbursement Account M/S **	4000037419	NCMC1008	1,048,920.64	0.00	0.00	0.00	1,048,920.64	0.00
Deutsche Bank Trust Company Americas C/O DB Services Tennessee, Inc Corporate Trust Operations P.O. Box 3050050 Nashville, TN 37230 Account#4000035071	B of A UBS Blocked Acct **	4000035071	NCMC1085	(3,385,996.25)	0.00	0.00	0.00	(3,385,996.25)	0.00
UNION BANK OF CALIFORNIA MORTGAGE COMPANIES DEPOSITS 793 PO BOX 513100 LOS ANGELES, CA 90071 ACCT# 2110104114	B of A CDC Blocked Acct **	2110104114	NCMC1086	619,383.55	0.00	0.00	0.00	619,383.55	12,052.80
UNION BANK OF CALIFORNIA MORTGAGE COMPANIES DEPOSITS 793 PO BOX 513100 LOS ANGELES, CA 90071 ACCT# 2110106273	Barclays Blocked Account **	2110106273	NCMC1098	(1,117,241.83)	0.00	0.00	0.00	(1,117,241.83)	11,338.54

	Total NCMC			72,159,600.25	1,966,225.73	473,313.02	(14,503,033.51)	60,096,105.49	61,876,047.69

** Activity in this account relates to transfers to investor custodial accounts and therefore not included in total receipts or disbursements.

	TOTAL DISBURSEMENTS New Century Mortgage Corporation Case #07-10419								14,503,033.51
	LESS: DISBURSEMENTS MADE ON BEHALF OF OTHER DEBTORS								(9,354,244.87)
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS								0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)								0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES								5,148,788.64

NC Capital Corporation MOR1 Schedule Case #07-10420
Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal @ 10/31/07	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 11/30/07	Bank Bal @ 11/30/07
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930000692	Manual Payroll Account	7930000692	NCCC1066	66,306.21	0.00	0.00	(47,894.75)	18,411.46	21,878.16
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110103894	Payroll Account	2110103894	NCCC1076	48,848.82	0.00	0.00	(2,437.08)	46,411.74	56,816.35

	Total NC Capital			115,155.93	0.00	0.00	(50,331.83)	64,823.20	78,694.51

	TOTAL DISBURSEMENTS NC Capital Corporation Case #07-10420						50,331.83
	PLUS: DISBURSEMENTS MADE BY NEW CENTURY MORTGAGE ON BEHALF OF DEBTOR						106,367.00
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						156,698.83

Unrestricted Cash and Equivalents

HOME 123 Corporation

MOR1 Schedule

Case #07-10421

Description	Type of Account	Bk Acct	G/L Acctg #	G/L Bal @ 10/31/07	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 11/30/07	Bank Bal @ 11/30/07
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL TRANSACTION BANKING TRUST & SECURITIES SERVICES STRUCTURED FINANCE SERVICES 1761 EAST ST. ANDREW PLACE, SANTA ANA, CA 92705-4934 ACCOUNT #4000051933	Disbursement Account B of A - HOME	4000051933, 4000052039	HOME1005	200,190.13	0.00	0.00	0.00	200,190.13	200,190.13
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930002156	HOME DB Operating Account	7930002156, 7930001893	HOME1007	1,229,133.43	0.00	0.00	0.00	1,229,133.43	0.00
COUNTRYWIDE 20 N. ACOMA BLVD., LAKE HAVASU CITY, AZ 86403 COUNTRYWIDE EPP RESERVE ACCOUNT #7823	Countrywide EPP Reserve	OUNT#7823	HOME1056	1,046,843.05	0.00	0.00	0.00	1,046,843.05	0.00
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930000102	Manual Payroll Account	7930000102	HOME1066	(5,225.41)	0.00	0.00	(402.70)	(5,658.11)	66,237.52
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110103967	Payroll Account	2110103967	HOME1077	6,102.84	0.00	0.00	0.00	6,102.84	301,038.32
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL TRANSACTION BANKING TRUST & SECURITIES SERVICES STRUCTURED FINANCE SERVICES 1761 EAST ST. ANDREW PLACE, SANTA ANA, CA 92705-4934 ACCOUNT #4000052107 & #4000052108 & #4000052109	Disbursement/ Settlement Account	4000052109, 52107, 52108	HOME1089	994,263.13	0.00	0.00	0.00	994,263.13	53,587.65
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL TRANSACTION BANKING TRUST & SECURITIES SERVICES STRUCTURED FINANCE SERVICES 1761 EAST ST. ANDREW PLACE SANTA ANA, CA 92705-4934 ACCOUNT #44286-400044286	CSFB Funding Haricut - HOME	4000044286	HOME1097	(1,189,653.74)	0.00	0.00	0.00	(1,189,653.74)	seeNCMC1097

	Total HOME 123			2,281,623.43	0.00	0.00	(402.70)	2,281,220.73	621,053.62

	TOTAL DISBURSEMENTS HOME 123 Corporation Case #07-10421						402.70
	PLUS: DISBURSEMENTS MADE BY NEW CENTURY MORTGAGE ON BEHALF OF DEBTOR						49,791.00
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						50,193.70

New Century TRS Holdings, Inc. MOR1 Schedule Case #07-10416
Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal @ 10/31/07	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 11/30/07	Bank Bal @ 11/30/07
MERRILL LYNCH 2001 SPRING ROAD OAK BROOK, IL 60523 ACCOUNT #637-07247 & #637-07246	Employee Stock Purchase Plan	637-07246, 47	NCFC1045	300.00	0.00	0.00	0.00	300.00	300.00
	Total NCFC			300.00	0.00	0.00	0.00	300.00	300.00

	TOTAL DISBURSEMENTS New Century TRS Holdings, Inc. Case #07-10416						0.00
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						0.00

Unrestricted Cash and Equivalents

New Century Financial Corporation

MOR1 Schedule

Case #07-10417

Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal @ 10/31/07	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 11/30/07	Bank Bal @ 11/30/07
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930004299	Investment Account	7930007299	NCREIT1043	21,342,757.05	159,870.64	0.00	0.00	21,502,627.69	21,502,627.69
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110106125	Operating Account	2110106125	NCREIT1087	(10,586.41)	0.00	0.00	0.00	(10,586.41)	0.00

	Total NCREIT			21,332,170.64	159,870.64	0.00	0.00	21,492,041.28	21,502,627.69

	TOTAL DISBURSEMENTS New Century Financial Corporation Case #07-10417						0.00
	PLUS: DISBURSEMENTS MADE BY NEW CENTURY MORTGAGE ON BEHALF OFDEBTOR						9,198,086.87
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						9,198,086.87

* Disbursements reflect actual professional fees paid of $9,198,087 per MOR1b plus actual operating expenses on MOR 2 CM.

New Century Warehouse Corporation MOR1 Schedule Case #07-11043
Description	Type of Account	Bk Acct	G/L Acctg #	G/L Bal @ 10/31/07	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 11/30/07	Bank Bal @ 11/30/07
Washington Mutual Operating Account - Access Lending	Custodial	1883379901, 3921914615	NCW1000	12,385.61	0.00	0.00	0.00	12,385.61	0.00
Guarantee Bank Operating Account - Access Lending	Custodial	3804622789	NCW1002	220.84	0.00	0.00	0.00	220.84	0.00
La Salle GS Collection Account Access Lending	Custodial	723431.1	NCW1099	956.19	0.00	0.00	0.00	956.19	N/A
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930002377	Operating	7930002377	NCW1019	2,044,506.26	0.00	0.00	0.00	2,044,506.26	3,295,938.83

	Total New Century Warehouse Corporation			2,058,068.90	0.00	0.00	0.00	2,058,068.90	3,295,938.83

	TOTAL DISBURSEMENTS New Century Warehouse Corporation Case #07-11043						0.00
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						0.00

	TOTAL UNRESTRICTED CASH: DEBTORS			97,946,918.25	2,126,096.37	473,313.02	(14,553,768.04)	85,992,559.60	87,374,662.34

	GRAND TOTAL DISBURSEMENTS Consolidated New Century Financial Corporation						14,553,768.04
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						14,553,768.04

	TOTAL UNRESTRICTED CASH: NON-DEBTORS			5,172,998.87	0.00	(173,313.02)	0.00	4,999,685.85

	TOTAL UNRESTRICTED CASH: ALL COMPANIES			103,119,917.12	2,126,096.37	300,000.00	(14,553,768.04)	90,992,245.45

Restricted Cash and Cash Equivalents New Century Mortgage Corporation MOR1 Schedule Case #07-10419
Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal@ 10/31/07	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 11/30/07	Bank Bal @ 11/30/07
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930004280	Reserve Account Debtor in Possession Case #07-10417	7930004280	NCMC1063	18,545,034.94	60,333.56	(300,000.00)	0.00	18,305,368.50	18,305,368.50

	Total NCMC: Restricted Cash			18,545,034.94	60,333.56	(300,000.00)	0.00	18,305,368.50	18,305,368.50

	TOTAL DISBURSEMENTS New Century Mortgage Corporation Case #07-10419						0.00
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						0.00

	TOTAL ALL CASH: ALL COMPANIES			121,664,952.06	2,186,429.93	(0.00)	(14,553,768.04)	109,297,613.95

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
New Century Warehouse Corporation		07-11043
	Reporting Period:	November 30, 2007

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Payor	April		May		June		July		August		September		October		November		Year-To-Date
		Fees	Expenses	Fees*	Expenses*	Fees*	Expenses*	Fees*	Expenses*	Fees*	Expenses*	Fees*	Expenses*	Fees*	Expenses*	Fees	Expenses	Fees*	Expenses*
Alix Partners LLP	NC Financial							15,000		1,380,822	135,105			3,229,615	292,193			4,625,437	427, 299
BDO Seidman, LLP	NC Financial													524,010	11,104	367,009	10,882	891,019	21,986
Blank Rome LLP	NC Financial											184,821	14,265	449,501	25,869			634,322	40,134
Compensation Design Group, Inc.	NC Financial					64,000												64,000	0
FTI Consulting, Inc.	NC Financial							285,232	29,070			345,178	11,329			171,995	9,356	802,405	49,755
Hahn & Hessen LLP	NC Financial											509,340	16,741			688,598	35,573	1,197,939	52,313
Haynes & Boone LLP	NC Financial															66,253	556	66,253	556
Heller Ehrman LLP	NC Financial													739,532	23,663			739,532	23,663
Hennigan, Bennett & Dorman LLP	NC Financial													266,204	11,078			266,204	11,078
Howrey LLP	NC Financial											98,186	1,548					98,186	1,548
Intralinks, Inc.	NC Financial				21,389		611		92,000		4,000						5,066	0	123,066
Kirkpatrick & Lockhart LLP	NC Financial											198,673	355	2,692,907	123,762	1,277,254	59,187	4,168,834	183,304
Lazard Freres & Co. LLC	NC Financial											160,000	3,877			3,860,000	68,274	4,020,000	72,151
Manatt, Phelps & Phillips, LLP	NC Financial											99,251	1,727	117,204	3,256	61,460	139	277,916	5,122
Michael Missal	NC Financial													137,704	831			137,704	831
O’Melveny & Myers LLP	NC Financial							40,000		1,723,742	92,350					1,758,343	90,272	3,522,084	182,622
Pacer Service Center	NC Financial										3,743							0	3,743
Richards, Layton and Finger, P.A.	NC Financial					275,896	32,492		25,000	258,973	44,434	273,068	20,331	133,501	9,366			941,438	131,623
Roetzel & Andress, P.A.	NC Financial											111,512	208			42,660	445	154,172	652
Saul Ewing LLP	NC Financial													15,948	5,545	7,386	3,777	23,334	9,322
Sheppard, Mullin, Richter & Hampton LLP	NC Financial											22,328		4,276	46			26,604	46
Skadden Arps Slate Meagher & Flom LLP	NC Financial															194,325	5,340	194,325	5,340
U.S. Trustee	NC Financial											750						750	0
Xroads Solutions Group, LLC	NC Financial			388,253	407,274	592,361	424,968	568,285	191,141	271,562	279,686	416,969	341,870	283,081	129,507	3 21,010	92,929	2,841,522	1,867,375
																		0	0
Total		0	0	388,253	428,663	932,257	458,070	908,518	337,211	3,635,099	559,318	2,420,077	412,251	8,593,482	636,221	8,816,293	381,794	25,693,978	3,213,528

* Certain fees and expense amounts were adjusted to correctly categorize fees and expenses paid. However, in total, monthly fees and expense amounts remained the same.

Reporting Period: November 30, 2007

STATEMENT OF OPERATIONS - CURRENT MONTH

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423
	Debtor:	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.
REVENUES
Gross Revenues		(310,578)	0	0	0	0	0	0	0	0	0
Less: Returns and Allowances		0	0	0	0	0	0	0	0	0	0
Net Revenue		(310,578)	0	0	0	0	0	0	0	0	0
COST OF GOODS SOLD
Beginning Inventory		0	0	0	0	0	0	0	0	0	0
Add: Purchases		0	0	0	0	0	0	0	0	0	0
Add: Cost of Labor		0	0	0	0	0	0	0	0	0	0
Add: Other Costs (attach schedule)		0	0	0	0	0	0	0	0	0	0
Less: Ending Inventory		0	0	0	0	0	0	0	0	0
Cost of Goods Sold		0	0	0	0	0	0	0	0	0	0
Gross Profit		(310,578)	0	0	0	0	0	0	0	0	0
OPERATING EXPENSES
Advertising		0	0	0	0	0	0	0	0	0	0
Auto and Truck Expense		0	0	0	0	0	0	0	0	0	0
Bad Debts		0	0	0	0	0	0	0	0	0	0
Contributions		36	0	0	0	0	0	0	0	0	0
Employee Benefits Programs		63,632	0	2,865	0	0	0	0	0	0	0
Insider Compensation*		0	0	0	0	0	0	0	0	0	0
Insurance		0	0	0	0	0	0	0	0	0	0
Management Fees/Bonuses		0	0	0	0	0	0	0	0	0	0
Office Expense		545,512	0	0	0	0	0	0	0	0	0
Pension & Profit-Sharing Plans		0	0	0	0	0	0	0	0	0	0
Repairs and Maintenance		0	0	0	0	0	0	0	0	0	0
Rent and Lease Expense		953,698	0	249	0	0	0	0	0	0	0
Salaries/Commissions/Fees		1,469,817	0	103,253	0	0	0	0	0	0	0
Supplies		0	0	0	0	0	0	0	0	0	0
Taxes - Payroll		0	0	0	0	0	0	0	0	0	0
Taxes - Real Estate		0	0	0	0	0	0	0	0	0	0
Taxes - Other		0	0	0	0	0	0	0	0	0	0
Travel and Entertainment		4,464	0	0	0	0	0	0	0	0	0
Utilities		0	0	0	0	0	0	0	0	0	0
Other (attach schedule)		1,546,315	0	0	0	0	0	0	0	0	0
Total Operating Expenses Before Depreciation **		4,583,474	0	106,367	0	0	0	0	0	0	0
Depreciation/Depletion/Amortization		1,918,996	0	1,643	0	0	0	0	0	0	0
Net Profit (Loss) Before Other Income & Expenses		(6,813,048)	0	(108,010)	0	0	0	0	0	0	0
OTHER INCOME AND EXPENSES
Other Income (Income from Subsidiaries)		(129,016)	163	0	0	0	0	0	0	0	0
Interest Expense		0	0	0	0	0	0	0	0	0	0
Other Expense (attach schedule)		0	0	0	0	0	0	0	0	0	0
Net Profit (Loss) Before Reorganization Items		(129,016)	163	0	0	0	0	0	0	0	0
REORGANIZATION ITEMS
Professional Fees **		0	0	0	0	0	0	0	0	0	0
U. S. Trustee Quarterly Fees		0	0	0	0	0	0	0	0	0	0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		(414,428)	0	0	0	0	0	0	0	0	0
Gain (Loss) from Sale of Equipment		0	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses (attach schedule)		0	0	0	0	0	0	0	0	0	0
Total Reorganization Expenses		(414,428)	0	0	0	0	0	0	0	0	0
Income Taxes		0	0	0	0	0	0	0	0	0	0
Net Profit (Loss)		(6,527,636)	163	(108,010)	0	0	0	0	0	0	0
* “Insider” is defined in 11 U.S.C. Section 101(31)
** Total Operating Expenses Before Depreciation and Professional Fees		4,583,474	0	106,367	0	0	0	0	0	0	0
Professional Fees Paid per MOR1b

Total		4,583,474	0	106,367	0	0	0	0	0	0	0

	07-10421	07-10416	07-10425	07-10422	07-10417	07-11043
	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated
REVENUES
Gross Revenues	(691)	0	0	0	0	0	2,596	0	(308,673)
Less: Returns and Allowances	0	0	0	0	0	0	0	0	0
Net Revenue	(691)	0	0	0	0	0	2,596	0	(308,673)
COST OF GOODS SOLD
Beginning Inventory	0	0	0	0	0	0	0	0	0
Add: Purchases	0	0	0	0	0	0	0	0	0
Add: Cost of Labor	0	0	0	0	0	0	0	0	0
Add: Other Costs (attach schedule)	0	0	0	0	0	0	0	0	0
Less: Ending Inventory		0	0	0	0	0	0	0	0
Cost of Goods Sold	0	0	0	0	0	0	0	0	0
Gross Profit	(691)	0	0	0	0	0	2,596	0	(308,673)
OPERATING EXPENSES
Advertising	0	0	0	0	0	0	0	0	0
Auto and Truck Expense	0	0	0	0	0	0	0	0	0
Bad Debts	0	0	0	0	0	0	0	0	0
Contributions	0	0	0	0	0	0	0	0	36
Employee Benefits Programs	(418)	0	0	0	0	0	1,053	0	67,132
Insider Compensation*	0	0	0	0	0	0	0	0	0
Insurance	0	0	0	0	0	0	0	0	0
Management Fees/Bonuses	0	0	0	0	0	0	0	0	0
Office Expense	(385)	0	0	0	0	0	(97)	0	545,030
Pension & Profit-Sharing Plans	0	0	0	0	0	0	0	0	0
Repairs and Maintenance	0	0	0	0	0	0	0	0	0
Rent and Lease Expense	52,344	0	0	0	0	0	180	0	1,006,471
Salaries/Commissions/Fees	(1,750)	0	0	0	0	0	24,088	0	1,595,408
Supplies	0	0	0	0	0	0	0	0	0
Taxes - Payroll	0	0	0	0	0	0	0	0	0
Taxes - Real Estate	0	0	0	0	0	0	0	0	0
Taxes - Other	0	0	0	0	0	0	0	0	0
Travel and Entertainment	0	0	0	0	0	0	0	0	4,464
Utilities	0	0	0	0	0	0	0	0	0
Other (attach schedule)	0	0	0	0	0	0	0	0	1,546,315
Total Operating Expenses Before Depreciation **	49,791	0	0	0	0	0	25,224	0	4,764,856
Depreciation/Depletion/Amortization	184,766	0	0	0	0	0	0	0	2,105,405
Net Profit (Loss) Before Other Income & Expenses	(235,248)	0	0	0	(0)	0	(22,628)	0	(7,178,934)
OTHER INCOME AND EXPENSES
Other Income (Income from Subsidiaries)	(1,622)	(6,764,508)	0	0	(6,764,508)	0	0	13,659,491	0
Interest Expense	0	0	0	0	0	0	0	0	0
Other Expense (attach schedule)	0	0	0	0	0	0	0	0	0
Net Profit (Loss) Before Reorganization Items	(1,622)	(6,764,508)	0	0	(6,764,508)	0	0	13,659,491	0
REORGANIZATION ITEMS
Professional Fees **	0	0	0	0	7,875,445	0	0	0	7,875,445
U. S. Trustee Quarterly Fees	0	0	0	0	0	0	0	0	0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	0	0	0	0	(90,692)	0	0	0	(505,120)
Gain (Loss) from Sale of Equipment	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses (attach schedule)	0	0	0	0	0	0	0	0	0
Total Reorganization Expenses	0	0	0	0	7,784,753	0	0	0	7,370,325
Income Taxes	0	0	0	0	0	0	0	0	0
Net Profit (Loss)	(236,870)	(6,764,508)	0	0	(14,549,261)	0	(22,628)	13,659,491	(14,549,259)
* “Insider” is defined in 11 U.S.C. Section 101(31)
** Total Operating Expenses Before Depreciation and Professional Fees	49,791	0	0	0	0	0	25,224	0	4,764,856
Professional Fees Paid per MOR1b					9,198,087				9,198,087

Total	49,791	0	0	0	9,198,087	0	25,224	0	13,962,943

Reporting Period: November 30, 2007

STATEMENT OF OPERATIONS - CURRENT MONTH

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423
	Debtor:	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.
REVENUES
Gross Revenues		(310,578)	0	0	0	0	0	0	0	0	0
Less: Returns and Allowances		0	0	0	0	0	0	0	0	0	0
Net Revenue		(310,578)	0	0	0	0	0	0	0	0	0
COST OF GOODS SOLD
Beginning Inventory		0	0	0	0	0	0	0	0	0	0
Add: Purchases		0	0	0	0	0	0	0	0	0	0
Add: Cost of Labor		0	0	0	0	0	0	0	0	0	0
Add: Other Costs (attach schedule)		0	0	0	0	0	0	0	0	0	0
Less: Ending Inventory		0	0	0	0	0	0	0	0	0	0
Cost of Goods Sold		0	0	0	0	0	0	0	0	0	0
Gross Profit		(310,578)	0	0	0	0	0	0	0	0	0
OPERATING EXPENSES
Advertising		0	0	0	0	0	0	0	0	0	0
Auto and Truck Expense		0	0	0	0	0	0	0	0	0	0
Bad Debts		0	0	0	0	0	0	0	0	0	0
Contributions		36	0	0	0	0	0	0	0	0	0
Employee Benefits Programs		63,632	0	2,865	0	0	0	0	0	0	0
Insider Compensation*		0	0	0	0	0	0	0	0	0	0
Insurance		0	0	0	0	0	0	0	0	0	0
Management Fees/Bonuses		0	0	0	0	0	0	0	0	0	0
Office Expense		545,512	0	0	0	0	0	0	0	0	0
Pension & Profit-Sharing Plans		0	0	0	0	0	0	0	0	0	0
Repairs and Maintenance		0	0	0	0	0	0	0	0	0	0
Rent and Lease Expense		953,698	0	249	0	0	0	0	0	0	0
Salaries/Commissions/Fees		1,469,817	0	103,253	0	0	0	0	0	0	0
Supplies		0	0	0	0	0	0	0	0	0	0
Taxes - Payroll		0	0	0	0	0	0	0	0	0	0
Taxes - Real Estate		0	0	0	0	0	0	0	0	0	0
Taxes - Other		0	0	0	0	0	0	0	0	0	0
Travel and Entertainment		4,464	0	0	0	0	0	0	0	0	0
Utilities		0	0	0	0	0	0	0	0	0	0
Other (attach schedule)		1,546,315	0	0	0	0	0	0	0	0	0
Total Operating Expenses Before Depreciation **		4,583,471	0	106,367	0	0	0	0	0	0	0
Depreciation/Depletion/Amortization		1,918,996	0	1,643	0	0	0	0	0	0	0
Net Profit (Loss) Before Other Income & Expenses		(6,813,048)	0	(108,010)	0	0	0	0	0	0	0
OTHER INCOME AND EXPENSES
Other Income (Income from Subsidiaries)		(129,016)	163	0	0	0	0	0	0	0	0
Interest Expense		0	0	0	0	0	0	0	0	0	0
Other Expense (attach schedule)		0	0	0	0	0	0	0	0	0	0
Net Profit (Loss) Before Reorganization Item		(129,016)	163	0	0	0	0	0	0	0	0
REORGANIZATION ITEMS
Professional Fees **		0	0	0	0	0	0	0	0	0	0
U. S. Trustee Quarterly Fees		0	0	0	0	0	0	0	0	0	0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		(414,428)	0	0	0	0	0	0	0	0	0
Gain (Loss) from Sale of Equipment		0	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses (attach schedule)		0	0	0	0	0	0	0	0	0	0
Total Reorganization Expenses		(414,428)	0	0	0	0	0	0	0	0	0
Income Taxes		0	0	0	0	0	0	0	0	0	0
Net Profit (Loss)		(6,527,636)	163	(108,010)	0	0	0	0	0	0	0
* “Insider” is defined in 11 U.S.C. Section 101(31)
** Total Operating Expenses Before Depreciation and Professional Fees		4,583,474	0	106,367	0	0	0	0	0	0	0
Professional Fees Paid per MOR1b

Total		4,583,474	0	106,367	0	0	0	0	0	0	0

	07-10421	07-10416	07-10425	07-10422	07-10417	07-11043
	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated
REVENUES
Gross Revenues	(691)	0	0	0	0	0	2,596	0	(308,673)
Less: Returns and Allowances	0	0	0	0	0	0	0	0	0
Net Revenue	(691)	0	0	0	0	0	2,596	0	(308,673)
COST OF GOODS SOLD
Beginning Inventory	0	0	0	0	0	0	0	0	0
Add: Purchases	0	0	0	0	0	0	0	0	0
Add: Cost of Labor	0	0	0	0	0	0	0	0	0
Add: Other Costs (attach schedule)	0	0	0	0	0	0	0	0	0
Less: Ending Inventory		0	0	0	0	0	0	0	0
Cost of Goods Sold	0	0	0	0	0	0	0	0	0
Gross Profit	(691)	0	0	0	0	0	2,596	0	(308,673)
OPERATING EXPENSES
Advertising	0	0	0	0	0	0	0	0	0
Auto and Truck Expense	0	0	0	0	0	0	0	0	0
Bad Debts	0	0	0	0	0	0	0	0	0
Contributions	0	0	0	0	0	0	0	0	36
Employee Benefits Programs	(418)	0	0	0	0	0	1,053	0	67,132
Insider Compensation*	0	0	0	0	0	0	0	0	0
Insurance	0	0	0	0	0	0	0	0	0
Management Fees/Bonuses	0	0	0	0	0	0	0	0	0
Office Expense	(385)	0	0	0	0	0	(97)	0	545,030
Pension & Profit-Sharing Plans	0	0	0	0	0	0	0	0	0
Repairs and Maintenance	0	0	0	0	0	0	0	0	0
Rent and Lease Expense	52,344	0	0	0	0	0	180	0	1,006,471
Salaries/Commissions/Fees	(1,750)	0	0	0	0	0	24,088	0	1,595,408
Supplies	0	0	0	0	0	0	0	0	0
Taxes - Payroll	0	0	0	0	0	0	0	0	0
Taxes - Real Estate	0	0	0	0	0	0	0	0	0
Taxes - Other	0	0	0	0	0	0	0	0	0
Travel and Entertainment	0	0	0	0	0	0	0	0	4,464
Utilities	0	0	0	0	0	0	0	0	0
Other (attach schedule)	0	0	0	0	0	0	0	0	1,546,315
Total Operating Expenses Before Depreciation **	49,791	0	0	0	0	0	25,224	0	4,764,856
Depreciation/Depletion/Amortization	181,766	0	0	0	0	0	0	0	2,105,405
Net Profit (Loss) Before Other Income & Expenses	(235,248)	0	0	0	(0)	0	(22,628)	0	(7,178,934)
OTHER INCOME AND EXPENSES
Other Income (Income from Subsidiaries)	(1,622)	(6,764,508)	0	0	(6,764,508)	0	0	13,659,491	0
Interest Expense	0	0	0	0	0	0	0	0	0
Other Expense (attach schedule)	0	0	0	0	0	0	0	0	0
Net Profit (Loss) Before Reorganization Item	(1,622)	(6,764,508)	0	0	(6,764,508)	0	0	13,659,491	0
REORGANIZATION ITEMS
Professional Fees **	0	0	0	0	7,875,445	0	0	0	7,875,445
U. S. Trustee Quarterly Fees	0	0	0	0	0	0	0	0	0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	0	0	0	0	(90,692)	0	0	0	(505,120)
Gain (Loss) from Sale of Equipment	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses (attach schedule)	0	0	0	0	0	0	0	0	0
Total Reorganization Expenses	0	0	0	0	7,784,753	0	0	0	7,370,325
Income Taxes	0	0	0	0	0	0	0	0	0
Net Profit (Loss)	(236,870)	(6,764,508)	0	0	(14,549,261)	0	(22,628)	13,659,491	(14,549,259)
* “Insider” is defined in 11 U.S.C. Section 101(31)
** Total Operating Expenses Before Depreciation and Professional Fees	49,791	0	0	0	0	0	25,224	0	4,764,856
Professional Fees Paid per MOR1b					9,198,087				9,198,087

Total	49,791	0	0	0	9,198,087	0	25,224	0	13,962,943

Reporting Period: November 30, 2007

STATEMENT OF OPERATIONS - CURRENT MONTH - continuation sheet

Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423
Debtor:	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.
BREAKDOWN OF “OTHER” CATEGORY
	0	0	0	0	0	0	0	0	0	0
Other Costs
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER COSTS	0	0	0	0	0	0	0	0	0	0
Other Operational Expenses
Conference & Seminars	0	0	0	0	0	0	0	0	0	0
Dues & Subscriptions	0	0	0	0	0	0	0	0	0	0
Legal Services	60,573	0	0	0	0	0	0	0	0	0
Accounting Services	8,750	0	0	0	0	0	0	0	0	0
Consulting & Contract Services	1,389,239	0	0	0	0	0	0	0	0	0
Intercompany Allocation	0	0	0	0	0	0	0	0	0	0
Training	0	0	0	0	0	0	0	0	0	0
Other Misc Expenses	87,753	0	0	0	0	0	0	0	0	0
Minority Interest	0	0	0	0	0	0	0	0	0	0
Intercompany Interest Expense	0	0	0	0	0	0	0	0	0	0
Guarantee Fee	0	0	0	0	0	0	0	0	0	0
Provision for Loan Losses	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER OPERATING EXPENSES	1,546,315	0	0	0	0	0	0	0	0	0
Other Income
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER INCOME	0	0	0	0	0	0	0	0	0	0
Other Expenses
Sale of Access Lending	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER EXPENSES	0	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER REORGANIZATION EXPENSES	0	0	0	0	0	0	0	0	0	0

Case No:	07-10421	07-10416	07-10425	07-10422	07-10417	07-11043
Debtor:	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated
BREAKDOWN OF “OTHER” CATEGORY
	0	0	0	0	0	0	0	0	0
Other Costs
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL OTHER COSTS	0	0	0	0	0	0	0	0	0
Other Operational Expenses
Conference & Seminars	0	0	0	0	0	0	0	0	0
Dues & Subscriptions	0	0	0	0	0	0	0	0	0
Legal Services	0	0	0	0	0	0	0	0	60,573
Accounting Services	0	0	0	0	0	0	0	0	8,750
Consulting & Contract Services	0	0	0	0	0	0	0	0	1,389,239
Intercompany Allocation	0	0	0	0	0	0	0	0	0
Training	0	0	0	0	0	0	0	0	0
Other Misc Expenses	0	0	0	0	0	0	0	0	87,753
Minority Interest	0	0	0	0	0	0	0	0	0
Intercompany Interest Expense	0	0	0	0	0	0	0	0	0
Guarantee Fee	0	0	0	0	0	0	0	0	0
Provision for Loan Losses	0	0	0	0	0	0	0	0	0
TOTAL OTHER OPERATING EXPENSES	0	0	0	0	0	0	0	0	1,546,315
Other Income
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL OTHER INCOME	0	0	0	0	0	0	0	0	0
Other Expenses
Sale of Access Lending	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL OTHER EXPENSES	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL OTHER REORGANIZATION EXPENSES	0	0	0	0	0	0	0	0	0

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Reporting Period: November 30, 2007

STATEMENT OF OPERATIONS - CUMULATIVE FILING TO DATE

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423
Debtor:	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.
REVENUES
Gross Revenues	(326,605,644)	0	(72,361,275)	(45,068,379)	0	0	0	0	0	0
Less: Returns and Allowances	0	0	0	0	0	0	0	0	0	0
Net Revenue	(326,605,644)	0	(72,361,275)	(45,068,379)	0	0	0	0	0	0
COST OF GOODS SOLD
Beginning Inventory	0	0	0	0	0	0	0	0	0	0
Add: Purchases	0	0	0	0	0	0	0	0	0	0
Add: Cost of Labor	0	0	0	0	0	0	0	0	0	0
Add: Other Costs (attach schedule)	0	0	0	0	0	0	0	0	0	0
Less: Ending Inventory	0	0	0	0	0	0	0	0	0	0
Cost of Goods Sold	0	0	0	0	0	0	0	0	0	0
Gross Profit	(326,605,644)	0	(72,361,275)	(45,068,379)	0	0	0	0	0	0
OPERATING EXPENSES
Advertising	666,446	0	0	0	0	0	0	0	0	0
Auto and Truck Expense	0	0	0	0	0	0	0	0	0	0
Bad Debts	0	0	0	0	0	0	0	0	0	0
Contributions	461	0	0	0	0	0	0	0	0	0
Employee Benefits Programs	5,485,329	0	98,343	0	0	0	0	0	0	0
Insider Compensation*	0	0	0	0	0	0	0	0	0	0
Insurance	5,061,591	0	0	0	0	0	0	0	0	0
Management Fees/Bonuses	0	0	0	0	0	0	0	0	0	0
Office Expense	9,594,448	0	13,066	0	0	0	0	0	0	0
Pension & Profit-Sharing Plans	0	0	0	0	0	0	0	0	0	0
Repairs and Maintenance	0	0	0	0	0	0	0	0	0	0
Rent and Lease Expense	6,041,767	0	51,313	0	0	0	0	0	0	0
Salaries/Commissions/Fees	41,382,825	0	1,326,800	0	0	0	0	0	0	0
Supplies	0	0	0	0	0	0	0	0	0	0
Taxes - Payroll	0	0	0	0	0	0	0	0	0	0
Taxes - Real Estate	0	0	0	0	0	0	0	0	0	0
Taxes - Other	0	0	0	0	0	0	0	0	0	0
Travel and Entertainment	1,455,374	0	33,166	0	0	0	0	0	0	0
Utilities	0	0	0	0	0	0	0	0	0	0
Other (attach schedule)	20,816,640	1,500	289,771	0	0	0	0	0	25	0
Total Operating Expenses Before Depreciation	90,504,881	1,500	2,292,459	0	0	0	0	0	25	0
Depreciation/Depletion/Amortization	15,811,459	0	11,898	0	0	0	0	0	0	0
Net Profit (Loss) Before Other Income & Expenses	432,921,984	(1,500)	(74,665,632)	(45,068,379)	0	0	0	0	(25)	0
OTHER INCOME AND EXPENSES
Other Income (Income from Subsidiaries)	(117,746,765)	(1,388)	44,798,919	0	0	0	0	0	0	0
Interest Expense	0	0	0	0	0	0	0	0	0	0
Other Expense (attach schedule)	0	0	0	0	0	0	0	0	0	0
Net Profit (Loss) Before Reorganization Items	(117,746,765)	(1,388)	44,798,919	0	0	0	0	0	0	0
REORGANIZATION ITEMS
Professional Fees	0	0	0	0	0	0	0	0	0	0
U. S. Trustee Quarterly Fees	0	0	0	0	0	0	0	0	0	0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	(1,184,099)	0	0	0	0	0	0	0	0	0
Gain (Loss) from Sale of Equipment	0	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses (attach schedule)	0	0	0	0	0	0	0	0	0	0
Total Reorganization Expenses	(1,184,099)	0	0	0	0	0	0	0	0	0
Income Taxes	0	0	0	0	0	0	0	0	0	0
Net Profit (Loss)	(549,484,650)	(2,888)	(119,464,351)	(45,068,379)	0	0	0	0	(25)	0

* “Insider” is defined in 11 U.S.C. Section 101(31).

Case No:	07-10421	07-10416	07-10425	07-10422	07-10417	07-11043	Other (Non-Debtors)	Eliminations	Consolidated
Debtor:	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation	New Century Warehouse Corporation
REVENUES
Gross Revenues	188,927	(0)	(172,959,346)	(930)	0	0	114,941	21,301,339	(595,390,367)
Less: Returns and Allowances	0	0	0	0	0	0	0	0	0
Net Revenue	188,927	(0)	(172,959,346)	(930)	0	0	114,941	21,301,339	(595,390,367)
COST OF GOODS SOLD
Beginning Inventory	0	0	0	0	0	0	0	0	0
Add: Purchases	0	0	0	0	0	0	0	0	0
Add: Cost of Labor	0	0	0	0	0	0	0	0	0
Add: Other Costs (attach schedule)	0	0	0	0	0	0	0	0	0
Less: Ending Inventory		0	0	0	0	0	0	0	0
Cost of Goods Sold	0	0	0	0	0	0	0	0	0
Gross Profit	188,927	(0)	(172,959,346)	(930)	0	0	114,941	21,301,339	(595,390,367)
OPERATING EXPENSES
Advertising	58,273	0	0	0	0	0	0	0	724,719
Auto and Truck Expense	0	0	0	0	0	0	0	0	0
Bad Debts	0	0	0	0	0	0	0	0	0
Contributions	0	0	0	0	0	0	0	0	461
Employee Benefits Programs	943,253	0	0	0	0	0	112,486	0	6,639,411
Insider Compensation*	0	0	0	0	0	0	0	0	0
Insurance	(136)	0	0	0	0	0	3,095	0	5,064,550
Management Fees/Bonuses	0	0	0	0	0	0	0	0	0
Office Expense	1,293,253	0	0	0	0	0	30,139	0	10,930,906
Pension & Profit-Sharing Plans	0	0	0	0	0	0	0	0	0
Repairs and Maintenance	0	0	0	0	0	0	0	0	0
Rent and Lease Expense	2,871,099	0	0	0	0	0	—	0	8,983,947
Salaries/Commissions/Fees	4,125,224	1,035,582	0	0	729,445	0	614,405	0	49,214,281
Supplies	0	0	0	0	0	0	0	0	0
Taxes - Payroll	0	0	0	0	0	0	0	0	0
Taxes - Real Estate	0	0	0	0	0	0	0	0	0
Taxes - Other	0	0	0	0	0	0	0	0	0
Travel and Entertainment	27,880	0	0	0	0	0	0	0	1,496,420
Utilities	0	0	0	0	0	0	0	0	0
Other (attach schedule)	258,088	910,037	0	0	100,978	0	85,130	0	22,962,169
Total Operating Expenses Before Depreciation	9,576,934	1,945,619	0	0	830,423	0	865,023	0	106,016,864
Depreciation/Depletion/Amortization	1,472,731	0	0	0	0	0	4,006	0	17,300,094
Net Profit (Loss) Before Other Income & Expenses	(10,860,738)	(1,945,619)	(172,959,346)	(930)	(830,423)	0	(754,088)	21,301,339	(718,707,325)
OTHER INCOME AND EXPENSES
Other Income (Income from Subsidiaries)	(14,933)	(539,665,454)	0	0	(715,626,647)	0	0	1,417,854,106	0
Interest Expense	0	0	0	0	0	0	0	0	0
Other Expense (attach schedule)	0	0	0	0	0	0	(7,499,706)	0	(7,499,706)
Net Profit (Loss) Before Reorganization Items	(14,933)	(539,665,454)	0	0	(715,626,647)	0	(7,499,706)	1,417,854,106	(7,499,706)
REORGANIZATION ITEMS
Professional Fees	0	0	0	0	61,373,091	0	0	0	61,373,091
U. S. Trustee Quarterly Fees	0	0	0	0	0	0	0	0	0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	0	(2,644)	0	0	(117,696)	0	(138,976)	0	(1,443,415)
Gain (Loss) from Sale of Equipment	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses (attach schedule)	0	0	0	0	0	0	0	0	0
Total Reorganization Expenses	0	(2,644)	0	0	61,255,395	0	(138,976)	0	59,929,676
Income Taxes	0	0	0	0	0	0	0	0	0
Net Profit (Loss)	(10,875,671)	(541,608,430)	(172,959,346)	(930)	(777,712,465)	0	(8,114,818)	1,439,155,445	(786,136,707)

* “Insider” is defined in 11 U.S.C. Section 101(31).

Reporting Period: November 30, 2007

STATEMENT OF OPERATIONS - CUMULATIVE FILING TO DATE - continuation sheet

Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423
Debtor:	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.
BREAKDOWN OF “OTHER” CATEGORY
	0	0	0	0	0	0	0	0	0	0
Other Costs
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER COSTS	0	0	0	0	0	0	0	0	0	0
Other Operational Expenses
Conference & Seminars	4,700	0	0	0	0	0	0	0	0	0
Dues & Subscriptions	147,052	0	224,724	0	0	0	0	0	0	0
Legal Services	3,778,889	0	92,000	0	0	0	0	0	0	0
Accounting Services	864,423	0	0	0	0	0	0	0	0	0
Consulting & Contract Services	10,026,686	1,500	473,897	0	0	0	0	0	0	0
Intercompany Allocation	5,990	0	0	0	0	0	0	0	0	0
Training	1,953	0	0	0	0	0	0	0	0	0
Other Misc Expenses	5,986,947	0	(850)	0	0	0	0	0	25	0
Minority Interest	0	0	0	0	0	0	0	0	0	0
Intercompany Interest Expense	0	0	0	0	0	0	0	0	0	0
Guarantee Fee	0	0	0	0	0	0	0	0	0	0
Provision for Loan Losses	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER OPERATING EXPENSES	20,816,640	1,500	789,771	0	0	0	0	0	25	0
Other Income
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER INCOME	0	0	0	0	0	0	0	0	0	0
Other Expenses
Sale of Access Lending	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER EXPENSES	0	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER REORGANIZATION EXPENSES	0	0	0	0	0	0	0	0	0	0

Case No:	07-10421	07-10416	07-10425	07-10422	07-10417	07-11043
Debtor:	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated
BREAKDOWN OF “OTHER” CATEGORY
	0	0	0	0	0	0	0	0	0
Other Costs
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL OTHER COSTS	0	0	0	0	0	0	0	0	0
Other Operational Expenses
Conference & Seminars	11	0	0	0	0	0	0	0	4,711
Dues & Subscriptions	3,266	0	0	0	0	0	750	0	375,792
Legal Services	35,956	0	0	0	100,978	0	14,873	0	4,022,696
Accounting Services	0	0	0	0	0	0	5,236	0	869,659
Consulting & Contract Services	159,863	910,027	0	0	(0)	0	16,500	0	11,588,473
Intercompany Allocation	0	0	0	0	0	0	0	0	5,990
Training	0	0	0	0	0	0	0	0	1,953
Other Misc Expenses	58,992	10	0	0	0	0	47,771	0	6,092,895
Minority Interest	0	0	0	0	0	0	0	0	0
Intercompany Interest Expense	0	0	0	0	0	0	0	0	0
Guarantee Fee	0	0	0	0	0	0	0	0	0
Provision for Loan Losses	0	0	0	0	0	0	0	0	0
TOTAL OTHER OPERATING EXPENSES	258,088	910,037	0	0	100,978	0	85,130	0	22,962,169
Other Income
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL OTHER INCOME	0	0	0	0	0	0	0	0	0
Other Expenses
Sale of Access Lending	0	0	0	0	0	0	(7,499,706)	0	(7,499,706)
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL OTHER EXPENSES	0	0	0	0	0	0	(7,499,706)	0	(7,499,706)
Other Reorganization Expenses
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL OTHER REORGANIZATION EXPENSES	0	0	0	0	0	0	0	0	0

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Reporting Period: November 30, 2007

BALANCE SHEET The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.
BOOK VALUE AT END OF CURRENT REPORTING MONTH
Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423
Debtor:	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	60,096,105	0	64,823	0	0	0	0	0	0	0
Restricted Cash and Cash Equivalents (see continuation sheet)	18,305,368	0	0	0	0	0	0	0	0	0
Accounts Receivable (Net)	0	0	0	0	0	0	0	0	0	0
Notes Receivable	0	0	0	0	0	0	0	0	0	0
Inventories	0	0	0	0	0	0	0	0	0	0
Prepaid Expenses	9,615,882	0	0	0	0	0	0	0	0	0
Professional Retainers	0	0	0	0	0	0	0	0	0	0
Other Current Assets (attach schedule)	143,096,926	0	4,163,732	0	0	0	0	0	0	0
TOTAL CURRENT ASSETS	231,114,280	0	4,228,555	0	0	0	0	0	0	0
PROPERTY AND EQUIPMENT
Real Property and Improvements	5,253,710	0	0	0	0	0	0	0	0	0
Machinery and Equipment	0	0	0	0	0	0	0	0	0	0
Furniture, Fixtures and Office Equipment	133,121,746	0	0	0	0	0	0	0	0	0
Lease Improvements	36,120,807	0	0	0	0	0	0	0	0	0
Vehicles	0	0	0	0	0	0	0	0	0	0
Less Accumulated Depreciation	(122,029,362)	0	0	0	0	0	0	0	0	0
TOTAL PROPERTY & EQUIPMENT	52,466,901	0	0	0	0	0	0	0	0	0
OTHER ASSETS
Loans to Insiders*	0	0	0	0	0	0	0	0	0	0
Other Assets (attach schedule)**	2,279,686,830	417,848	3,553,929,022	172,088,959	0	0	0	0	999,975	0
TOTAL OTHER ASSETS	2,279,686,830	417,848	3,553,929,022	172,088,959	0	0	0	0	999,975	0

TOTAL ASSETS	2,563,268,012	417,848	3,558,157,577	172,088,959	0	0	0	0	999,975	0

BOOK VALUE AT END OF CURRENT REPORTING MONTH

Case No:	07-10421	07-10416	07-10425	07-10422	07-10417	07-11043
Debtor:	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	2,281,221	300	0	0	21,492,041	2,058,069	4,999,685	0	90,992,244
Restricted Cash and Cash Equivalents (see continuation sheet)	0	0	0	0	0	(0)	(0)	0	38,305,368
Accounts Receivable (Net)	0	0	0	0	0	0	0	0	0
Notes Receivable	0	0	0	0	0	0	0	0	0
Inventories	0	0	0	0	0	0	0	0	0
Prepaid Expenses	363,287	0	0	0	0	0	0	0	9,979,169
Professional Retainers	0	0	0	0	0	0	0	0	0
Other Current Assets (attach schedule)	(2,084,851)	19,999	492,374	(21,730)	3,117,967	4,500,000	(74,133,356)	(20,000)	79,131,060
TOTAL CURRENT ASSETS	559,657	20,299	492,374	(21,730)	24,610,008	6,558,069	(69,133,671)	(20,000)	198,407,841
PROPERTY AND EQUIPMENT
Real Property and Improvements	0	0	0	0	0	0	0	0	5,253,710
Machinery and Equipment	0	0	0	0	0	0	0	0	0
Furniture, Fixtures and Office Equipment	9,167,491	0	0	0	0	0	561,588	0	142,850,827
Lease Improvements	2,798,393	0	0	0	0	0	36,080	0	38,955,280
Vehicles	0	0	0	0	0	0	0	0	0
Less Accumulated Depreciation	(6,830,001)	0	0	0	0	0	(477,264)	0	(129,336,627)
TOTAL PROPERTY & EQUIPMENT	5,135,885	0	0	0	0	0	120,404	0	57,723,190
OTHER ASSETS
Loans to Insiders*	0	0	0	0	0	0	0	0	0
Other Assets (attach schedule)**	1,283,442,182	(481,396,523)	1,002,992,149	85,553,551	439,309,016	(1,741,124)	7,940,321	(748,596,510)	7,594,625,697
TOTAL OTHER ASSETS	1,283,442,182	(481,396,523)	1,002,992,149	85,553,551	439,309,016	(1,741,124)	7,940,321	(748,596,510)	7,594,625,697

TOTAL ASSETS	1,289,137,724	(481,376,224)	1,003,484,523	85,531,821	463,919,024	4,816,945	(61,072,946)	(748,616,510)	7,850,756,729

BOOK VALUE AT END OF CURRENT REPORTING MONTH

LIABILITIES AND OWNER EQUITY	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	0	0	0	0	0	0	0	0	0	0
Taxes Payable (refer to FORM MOR-4)	0	0	0	0	0	0	0	0	0	0
Wages Payable	0	0	0	0	0	0	0	0	0	0
Notes Payable	0	0	0	0	0	0	0	0	0	0
Rent / Leases -Building/Equipment	0	0	0	0	0	0	0	0	0	0
Secured Debt / Adequate Protection Payments	0	0	0	0	0	0	0	0	0	0
Professional Fees	0	0	0	0	0	0	0	0	0	0
Amounts Due to Insiders*	0	0	0	0	0	0	0	0	0	0
Other Postpetition Liabilities (attach schedule)	0	0	0	0	0	0	0	0	0	0
TOTAL POSTPETITION LIABILITIES	0	0	0	0	0	0	0	0	0	0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	2,577,399,263	0	3,089,060,301	0	0	0	0	0	0	0
Priority Debt	2,707,826	0	0	0	0	0	0	0	0	0
Unsecured Debt	173,901,293	(203,657)	7,740,403	0	0	0	0	0	0	0
TOTAL PRE-PETITION LIABILITIES	2,754,008,382	(203,657)	3,096,800,704	0	0	0	0	0	0	0
TOTAL LIABILITIES	2,754,008,382	(203,657)	3,096,800,704	0	0	0	0	0	0	0
OWNER EQUITY
Capital Stock	0	500,000	10	33,600	0	0	0	0	0	0
Additional Paid-In Capital	44,780,246	250,000	78,487,923	288,178,142	0	0	0	0	1,000,000	0
Partners’ Capital Account	0	0	0	0	0	0	0	0	0	0
Owner’s Equity Account	0	0	0	0	0	0	0	0	0	0
Retained Earnings - Pre-Petition **	314,014,034	(125,607)	502,333,491	(71,054,404)	0	0	0	0	0	0
Retained Earnings - Postpetition	(549,484,650)	(2,888)	(119,464,551)	(45,068,379)	0	0	0	0	(25)	0
Adjustments to Owner Equity (attach schedule)	0	0	0	0	0	0	0	0	0	0
Postpetition Contributions (Distributions) (Draws) (attach schedule)	0	0	0	0	0	0	0	0	0	0
NET OWNER EQUITY	(190,740,370)	621,500	461,356,873	172,088,959	0	0	0	0	999,975	0
TOTAL LIABILITIES AND OWNERS’ EQUITY	2,563,268,012	417,848	3,558,157,577	172,088,959	0	0	0	0	999,975	0

BOOK VALUE AT END OF CURRENT REPORTING MONTH

LIABILITIES AND OWNER EQUITY	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	0	0	0	0	0	0	0	0	0
Taxes Payable (refer to FORM MOR-4)	0	0	0	0	0	0	0	0	0
Wages Payable	0	0	0	0	0	0	0	0	0
Notes Payable	0	0	0	0	0	0	0	0	0
Rent / Leases - Building/Equipment	0	0	0	0	0	0	0	0	0
Secured Debt / Adequate Protection Payments	0	0	0	0	0	0	0	0	0
Professional Fees	0	0	0	0	32,562,321	0	0	0	32,562,321
Amounts Due to Insiders*	0	0	0	0	0	0	0	0	0
Other Postpetition Liabilities (attach schedule)	0	0	0	0	0	0	0	0	0
TOTAL POSTPETITION LIABILITIES	0	0	0	0	32,562,321	0	0	0	32,562,321
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	1,281,083,085	0	220,241,154	0	87,645,000	0	0	0	7,255,428,803
Priority Debt	31,693	0	0	0	0	0	0	0	2,739,519
Unsecured Debt	18,080,659	2,263,332	0	116,572	51,447,177	747,306	136,818	0	254,229,903
TOTAL PRE-PETITION LIABILITIES	1,299,195,437	2,263,332	220,241,154	116,572	139,092,177	747,306	136,818	0	7,512,398,223
TOTAL LIABILITIES	1,299,195,437	2,263,332	220,241,154	116,572	171,654,498	747,306	136,818	0	7,544,960,546
OWNER EQUITY
Capital Stock	4,000	0	0	1,100,000	625,037	25,000	7,192,500	(100)	9,480,047
Additional Paid-In Capital	79,996,000	(60,887,310)	450,151,672	0	1,259,611,522	14,052,134	15,294,881	(19, 900)	2,170,845,310
Partners’ Capital Account	0	0	0	0	0	0	0	0	0
Owner’s Equity Account	0	0	0	0	0	0	0	0	0
Retained Earnings - Pre-Petition **	(79,182,042)	118,856,184	606,051,043	84,316,179	(190,259,568)	(10,007,495)	(7 5,582,327)	(2,187,751,955)	(1,088,392,467)
Retained Earnings - Postpetition	(10,875,671)	(541,608,430)	(172,959,346)	(930)	(777,712,465)	0	(8,114,818)	1,439,155,445	(786,136,707)
Adjustments to Owner Equity (attach schedule)	0	0	0	0	0	0	0	0	0
Postpetition Contributions (Distributions) (Draws) (attach schedule)	0	0	0	0	0	0	0	0	0
NET OWNER EQUITY	(10,057,713)	(483,639,556)	783,243,369	85,415,249	292,264,526	4,069,639	(61,209,764)	(748,616,510)	305,796,183

TOTAL LIABILITIES AND OWNERS’ EQUITY	1,289,137,724	(481,376,224)	1,003,484,523	85,531,821	463,919,024	4,816,945	(61,072,946)	(748,616,510)	7,850,756,729

*	“Insider” is defined in 11 U.S.C. Section 101(31).

**	Includes 1.3 billion relating to prior period intercompany transfer pricing adjustments between New Century Mortgage and NC Capital.

Reporting Period: November 30, 2007

BOOK VALUE AT END OF CURRENT REPORTING MONTH

Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423
Debtor:	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.
Other Current Assets
	0	0	0	0	0	0	0	0	0	0
Escrow - Corp. Advances and other Servicing Receivables	11,196,075	0	0	0	0	0	0	0	0	0
Misc. Tax Receivable	1,618,647	0	0	0	0	0	0	0	0	0
REO Reserve	(12,420,544)	0	0	0	0	0	0	0	0	0
Suspense Clearing	24,057,801	0	0	0	0	0	0	0	0	0
Escrow Deposit, re: Adequate Protection	39,331,615	0	0	0	0	0	0	0	0	0
Miscellaneous Other Current Assets	79,313,332	0	4,163,732	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER CURRENT ASSETS	143,096,926	0	4,163,732	0	0	0	0	0	0	0
Other Assets
Loans Held for Sale	2,464,527,103	0	3,518,239,287	0	0	0	0	0	0	0
Loans Held for Investment	0	0	0	0	0	0	0	0	0	0
Residual Interests	0	0	0	0	0	0	0	0	0
Mortgage Servicing Rights	786,433	0	0	0	0	0	0	0	0	0
Intangible Assets	0	0	0	0	0	0	0	0	0	0
Investment in Subs	465,632,185	(92,733)	173,088,928	0	0	0	0	0	0	0
Due to/from affiliates	(392,782,451)	0	0	(30,942,889)	0	0	0	0	0	0
Receivable from Subs (1)	(259,538,050)	510,581	(137,399,193)	203,031,848	0	0	0	0	999,975	0
Investment in Nextace	136,345	0	0	0	0	0	0	0	0	0
Investment in Carrington	0	0	0	0	0	0	0	0	0	0
Security Deposits	925,265	0	0	0	0	0	0	0	0	0
Wells Fargo Bank Deferred Compensation	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER ASSETS	2,279,686,830	417,848	3,553,929,022	172,088,959	0	0	0	0	999,975	0

Case No:	07-10421	07-10416	07-10425	07-10422	07-10417	07-11043
Debtor:	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated
Other Current Assets
	0	0	0	0	0	0	0	0	0
Escrow - Corp. Advances and other Servicing Receivables	130,976	0	0	0	0	0	0	0	11,327,052
Misc. Tax Receivable	72,904	0	0	0	0	0	0	0	1,691,551
REO Reserve	(268,709)	0	0	0	0	0	0	0	(12,689,253)
Suspense Clearing	4,973,913	0	0	0	0	0	16,655	0	29,048,370
Escrow Deposit, re: Adequate Protection	0	0	0	0	0	0	0	0	39,331,615
Miscellaneous Other Current Assets	(6,993,935)	19,999	492,374	(21,730)	3,117,967	4,500,000	(74,150,012)	(20,000)	10,421,726
	0	0	0	0	0	0	0	0	0
TOTAL OTHER CURRENT ASSETS	(2,084,851)	19,999	492,374	(21,730)	3,117,967	4,500,000	(74,133,356)	(20,000)	79,131,060
Other Assets		0
Loans Held for Sale	1,289,816,331	0	0	0	0	0	13,678	0	7,272,396,399
Loans Held for Investment	0	0	262,040,393	0	0	0	0	(38,167,325)	223,873,068
Residual Interests		0	0	0	0	0	0	0	0
Mortgage Servicing Rights	0	0	0	0	0	0	0	0	786,433
Intangible Assets	0	0	0	0	0	0	0	0	0
Investment in Subs	(256,492)	(265,442,651)	0	0	386,919,568	0	2,299,079	(762,147,884)	0
Due to/from affiliates	0	0	52,058,758	0	320,071,905	(225,621)	0	51,820,298	0
Receivable from Subs (1)	(6,454,232)	(265,495,836)	688,892,998	85,553,551	(314,098,637)	(1,515,503)	5,614,097	(101,599)	0
Investment in Nextace	0	0	0	0	0	0	0	0	136,345
Investment in Carrington	0	49,541,964	0	0	0	0	0	0	49,541,964
Security Deposits	336,575	0	0	0	0	0	13,467	0	1,275,307
Wells Fargo Bank Deferred Compensation	0	0	0	0	46,416,180	0	0	0	46,416,180
	0	0	0	0	0	0	0	0	0
TOTAL OTHER ASSETS	1,283,442,182	(481,396,523)	1,002,992,149	85,553,551	439,309,016	(1,741,124)	7,940,321	(748,596,510)	7,594,625,697

BOOK VALUE AT END OF CURRENT REPORTING MONTH

	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.
Other Postpetition Liabilities
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL POSTPETITION LIABILITIES	0	0	0	0	0	0	0	0	0	0
Adjustments to Owner Equity
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL ADJUSTMENTS TO OWNER EQUITY	0	0	0	0	0	0	0	0	0	0
Postpetition Contributions (Distributions) (Draws)
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL POSTPETITION CONTRIBUTIONS	0	0	0	0	0	0	0	0	0	0

	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation	New Century Warehouse Corporation	Other (Non-Debtors)	Eliminations	Consolidated
Other Postpetition Liabilities
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL POSTPETITION LIABILITIES	0	0	0	0	0	0	0	0	0
Adjustments to Owner Equity
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL ADJUSTMENTS TO OWNER EQUITY	0	0	0	0	0	0	0	0	0
Postpetition Contributions (Distributions) (Draws)
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL POSTPETITION CONTRIBUTIONS	0	0	0	0	0	0	0	0	0

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

(1)	Includes 1.3 billion relating to prior period intercompany transfer pricing adjustments between New Century Mortgage and NC Capital.

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
New Century Warehouse Corporation		07-11043
	Reporting Period:	November 30, 2007

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding		302,813	(302,813)	Nov 02, 07, 14, 16, 29, 30, 2007	EFT 3rd party-Genesis Tax
FICA-Employee		21,127	(21,127)	Nov 02, 07, 14, 16, 29, 30, 2007	EFT 3rd party-Genesis Tax
FICA-Employer		21,127	(21,127)	Nov 02, 07, 14, 16, 29, 30, 2007	EFT 3rd party-Genesis Tax
Unemployment		(56)	(56)	Nov 02, 07, 14, 16, 29, 30, 2007	EFT 3rd party-Genesis Tax
Income
Other: Adjustments
Total Federal Taxes	0	345,010	(345,010)
State and Local
Withholding		21,572	(21,572)	Nov 02, 07, 14, 16, 29, 30, 2007	EFT 3rd party-Genesis Tax
Sales
Excise
Unemployment		(980)	980	Nov 02, 07, 14, 16, 29, 30, 2007	EFT 3rd party-Genesis Tax
Real Property
Personal Property
Other: Medicare		17,989	(17,989)	Nov 02, 07, 14, 16, 29, 30, 2007	EFT 3rd party-Genesis Tax
Total State and Local	0	38,581	(38,581)
Total Taxes	0	383,592	(383,592)

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	None this reporting period
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

MOR

(04/07)

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
New Century Warehouse Corporation		07-11043
	Reporting Period:	November 30, 2007

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	N/A
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging	Amount
0 – 30 days old	N/A
31 – 60 days old
61 – 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

MOR

(04/07)